UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-22374	58-1416811
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure.

     The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     On February 9, 2005, the Company will make a presentation to FIG Partners and institutional investors at the Company’s offices in Atlanta, Georgia. Attached as Exhibit 99.1 are materials that the Company will present at the meeting.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit 99.1	Presentation materials dated February 9, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ M. Howard Griffith, Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

     Date: February 8, 2005

Exhibits

Exhibit No.	Description
99.1	Presentation materials dated February 9, 2005